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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 27, 1998
                                                         ----------------

                                   __________


                         ALLMERICA FINANCIAL CORPORATION
                     -----------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                     1-13754                   04-3263626
         --------                     -------                   ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                              I.D. Number)



                                   __________


          440 Lincoln Street, Worcester, Massachusetts       01653
          --------------------------------------------     ---------
           (Address of Principal Executive Offices)     (Zip Code)


                                (508) 855-1000
               ------------------------------------------------
              Registrant's Telephone Number, including area code



                               Page 1 of 6 pages
                            Exhibit Index on page 5

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Item 5. Other Events

     Allmerica Financial Corporation announced on October 27, 1998 that it, or a subsidiary, will shortly commence a cash tender offer to acquire all of the outstanding shares of Citizens Corporation common stock that it does not already own at a price of $29.00 per share. If Allmerica Financial acquires at least 90 percent of the ownership interest in Citizens Corporation, it intends to initiate a merger of Citizens Corporation with one of its subsidiaries through which any remaining shares of Citizens Corporation not then owned by Allmerica Financial or its subsidiaries will be converted into cash at the tender offer price.

                                      -2-
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Item 7.  Financial Statements and Exhibits

     Exhibit 99 Press release of Allmerica Financial dated October 27, 1998 announcing the tender offer.

                                      -3-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLMERICA FINANCIAL CORPORATION



                                    By: /s/ Edward J. Parry, III
                                        ---------------------------------------
                                        Title: Vice President and
                                               Chief Financial Officer


Date:  October 27, 1998

                                      -4-
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Exhibit Index                                                            Page
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Exhibit 99  Press release of Allmerica Financial dated October 27, 1998    6
            announcing the tender offer